                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





                Date of Report (Date of earliest event reported):
                       MARCH 10, 2000 (DECEMBER 30, 1999)




                        PLANET POLYMER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)



      0-26804                                             33-0502606
(Commission File No.)                          (IRS Employer Identification No.)

                        9985 BUSINESSPARK AVENUE, SUITE A
                           SAN DIEGO, CALIFORNIA 92131
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (858) 549-5130

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        As previously disclosed on Form 8-K Item 2, filed with the Commission on January 14, 2000, Planet Polymer Technologies, Inc. (the "Company") and its wholly-owned subsidiary Deltco of Wisconsin, Inc. ("Deltco") entered into a Stock Purchase Agreement (the "Purchase Agreement"), dated as of December 30, 1999, with Daniel B. Mettler and Randy J. Larson (together, the "Buyers") whereby the Company sold and the Buyers purchased all of the outstanding shares of stock of Deltco. In accordance with the Purchase Agreement, the Buyers paid the Company $900,000 in cash and $100,000 in a promissory note in consideration of the sale of Deltco's common stock.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                Not Applicable

        (b)     PRO FORMA FINANCIAL INFORMATION

                The following unaudited pro forma financial statements are filed with this report:

                  Pro Forma Balance Sheet at September 30, 1999.........Page F-1

                  Pro Forma Statements of Operations for the nine
                  months ended September 30, 1999 and 1998..............Page F-2

                  Pro Forma Statements of Operations for the years
                  ended December 31, 1998 and 1997......................Page F-3

                The unaudited pro forma balance sheet of Planet Polymer Technologies, Inc. (the "Company") as of September 30, 1999 reflects the financial position of the Company assuming the disposition took place on September 30, 1999. The unaudited pro forma statements of operations for the nine months ended September 30, 1999 and 1998 and for the years ended December 31, 1998 and 1997 give effect to the disposition as if such disposition occurred on January 1, 1997 and are based on the operations of the Company for the nine months ended September 30, 1999 and 1998 and for the years ended December 31, 1998 and 1997.

                The unaudited pro forma financial statements have been prepared by the Company based upon assumptions it deemed proper. The unaudited pro forma financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the disposition on January 7, 2000, the effective date.

                The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

        (c)     EXHIBITS

                The Company previously filed the Purchase Agreement and the contents of the news release announcing the signing of the Purchase Agreement filed as Exhibits 2.1 and 99.1, respectively, with the Commission on January 14, 2000.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLANET POLYMER TECHNOLOGIES, INC.



Dated:  March 10, 2000                  By:  /s/ Robert J. Petcavich
                                           -------------------------------------
                                             Robert J. Petcavich, Ph.D.
                                             Chairman, Chief Executive Officer
                                             and President

                             PLANET POLYMER TECHNOLOGIES, INC.

                                  PRO FORMA BALANCE SHEET
                                    SEPTEMBER 30, 1999
                                       (UNAUDITED)

                                     ---------------


                                                                                   PRO FORMA ADJUSTMENTS
                                                                             ----------------------------------
 ASSETS                                                   AS REPORTED          DELTCO(F1)             OTHER              PRO FORMA
                                                          -----------          ----------             -----              ---------
 Current assets:
    Cash and cash equivalents                            $    375,206        $   (168,106)       $      900,000(F2)    $  1,107,100
    Accounts receivable                                       332,515            (314,575)                    -              17,940
    Note receivable                                                 -                   -                 6,851(F3)           6,851
    Inventories, net                                          200,518            (149,904)                    -              50,614
    Prepaid expenses                                           60,582                (760)                    -              59,822
                                                         ------------        ------------        --------------        ------------
          Total current assets                                968,821            (633,345)              906,851           1,242,327

Property and equipment, net                                   721,289            (502,985)                    -             218,304
Goodwill, net                                                 520,018            (520,018)                    -                   -
Patents and trademarks, net                                   321,058                (210)                    -             320,848
Note receivable, less current portion                               -                   -                93,149(F3)          93,149
Other assets                                                   39,906             (32,498)                    -               7,408
                                                         ------------        ------------        --------------        ------------
          Total assets                                   $  2,571,092        $ (1,689,056)       $    1,000,000        $  1,882,036
                                                         ============        ============        ==============        ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                     $     76,312        $    (51,631)       $            -        $     24,681
    Advances from related party                               115,749                   -                     -             115,749
    Accrued expenses                                           68,164             (39,369)                    -              28,795
    Current portion of capital lease obligations               12,860              (6,124)                    -               6,736
                                                         ------------        ------------        --------------        ------------
          Total current liabilities                           273,085             (97,124)                    -             175,961

Capital lease obligations, less current portion                21,359              (3,705)                    -              17,654
Other liabilities                                             152,886                   -                     -             152,886
                                                         ------------        ------------        --------------        ------------
          Total liabilities                                   447,330            (100,829)                    -             346,501
                                                         ------------        ------------        --------------        ------------

Shareholders' equity:
    Preferred Stock, no par value
       4,250,000 shares authorized
       No shares issued or outstanding                              -                   -                     -                   -
    Series A Convertible Preferred Stock, no par value
       750,000 shares authorized
       500,000 shares issued and outstanding
       Liquidation preference $1,000,000                      804,435                   -                     -             804,435
    Common Stock, no par value
       20,000,000 shares authorized
       6,370,522 shares issued and outstanding             11,911,143                   -                     -          11,911,143
    Accumulated deficit                                   (10,591,816)                  -              (588,227)(F4)    (11,180,043)
                                                         ------------        ------------        --------------        ------------
          Total shareholders' equity                        2,123,762                   -              (588,227)          1,535,535
                                                         ------------        ------------        --------------        ------------
          Total liabilities and shareholders' equity     $  2,571,092        $   (100,829)       $     (588,227)       $  1,882,036
                                                         ============        ============        ==============        ============



(F1) To eliminate the assets and liabilities included in the balance sheet of Planet Polymer Technologies, Inc. as of September 30, 1999.

(F2) To reflect the $900,000 cash proceeds from the sale of Deltco of Wisconsin, Inc.

(F3) To reflect the $100,000 promissory note from the sale of Deltco of Wisconsin, Inc.

(F4) To reflect the loss on the sale of Deltco of Wisconsin, Inc. as of September 30, 1999.

                             PLANET POLYMER TECHNOLOGIES, INC.

                            PRO FORMA STATEMENTS OF OPERATIONS
                                        (UNAUDITED)

                                      ---------------



                                          FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                          --------------------------------------------  --------------------------------------------
                                             AS REPORTED    DELTCO (F1)    PRO FORMA     AS REPORTED     DELTCO (F1)     PRO FORMA
                                             -----------    -----------    ---------     -----------     -----------     ---------
Sales                                        $ 1,440,779    $(1,440,779)   $         -    $ 1,256,551    $(1,256,551)   $         -
Cost of sales                                  1,241,395     (1,241,395)             -      1,210,930     (1,210,930)             -
                                             -----------    -----------    -----------    -----------    -----------    -----------
       Gross profit                              199,384       (199,384)             -         45,621        (45,621)             -
                                             -----------    -----------    -----------    -----------    -----------    -----------
Operating expenses:
    General and administrative                   694,242        (80,491)       613,751        629,877        (83,954)       545,923
    Marketing                                    157,550        (37,382)       120,168        184,887        (46,995)       137,892
    Research and development, net                159,442        (28,795)       130,647        410,627        (28,795)       381,832
                                             -----------    -----------    -----------    -----------    -----------    -----------
       Total operating expenses                1,011,234       (146,668)       864,566      1,225,391       (159,744)     1,065,647
                                             -----------    -----------    -----------    -----------    -----------    -----------
       Loss from operations                     (811,850)       (52,716)      (864,566)    (1,179,770)       114,123     (1,065,647)
Other income, net                                121,353         (8,242)       113,111         27,458         (4,792)        22,666
                                             -----------    -----------    -----------    -----------    -----------    -----------
       Loss before income taxes                 (690,497)       (60,958)      (751,455)    (1,152,312)       109,331     (1,042,981)
Income tax expense                                (9,407)         8,607           (800)        (1,915)         1,115           (800)
                                             -----------    -----------    -----------    -----------    -----------    -----------
       Net loss                              $  (699,904)   $   (52,351)   $  (752,255)   $(1,154,227)   $   110,446    $(1,043,781)
                                             ===========    ===========    ===========    ===========    ===========    ===========
       Loss per share (basic and diluted)    $     (0.11)                  $     (0.12)   $     (0.22)                  $     (0.20)
                                             ===========                   ===========    ===========                   ===========
       Shares used in per share computations   6,315,267                     6,315,267      5,311,705                     5,311,705
                                             ===========                   ===========    ===========                   ===========



(F1) To eliminate the results of operations of Deltco of Wisconsin, Inc. for the entire period.

                             PLANET POLYMER TECHNOLOGIES, INC.

                            PRO FORMA STATEMENTS OF OPERATIONS
                                        (UNAUDITED)

                                      ---------------


                                               FOR THE YEAR ENDED DECEMBER 31, 1998        FOR THE YEAR ENDED DECEMBER 31, 1997
                                              ---------------------------------------    -----------------------------------------
                                              AS REPORTED   DELTCO (F1)    PRO FORMA     AS REPORTED    DELTCO (F1)     PRO FORMA
                                              -----------   -----------   -----------    -----------    -----------    -----------
Sales                                         $ 1,615,124   $(1,615,124)  $         -    $ 3,020,081    $(3,020,081)   $         -
Cost of sales                                   1,734,230    (1,734,230)            -      2,258,760     (2,258,760)             -
                                              -----------   -----------   -----------    -----------    -----------    -----------
        Gross profit (loss)                      (119,106)      119,106             -        761,321       (761,321)             -
                                              -----------   -----------   -----------    -----------    -----------    -----------
Operating expenses:
     General and administrative                   816,296      (110,046)      706,250        962,361       (152,974)       809,387
     Marketing                                    237,599       (59,115)      178,484        433,658       (127,463)       306,195
     Research and development, net                511,804       (38,393)      473,411        346,823        (38,393)       308,430
                                              -----------   -----------   -----------    -----------    -----------    -----------
        Total operating expenses                1,565,699      (207,554)    1,358,145      1,742,842       (318,830)     1,424,012
                                              -----------   -----------   -----------    -----------    -----------    -----------
        Loss from operations                   (1,684,805)      326,660    (1,358,145)      (981,521)      (442,491)    (1,424,012)
Other income, net                                  33,224        (9,390)       23,834         36,803        (19,710)        17,093
                                              -----------   -----------   -----------    -----------    -----------    -----------
        Loss before income taxes               (1,651,581)      317,270    (1,334,311)      (944,718)      (462,201)    (1,406,919)
Income tax benefit (expense)                       23,038         1,104        24,142        (30,286)         2,847        (27,439)
                                              -----------   -----------   -----------    -----------    -----------    -----------
        Net loss                              $(1,628,543)  $   318,374   $(1,310,169)   $  (975,004)   $  (459,354)   $(1,434,358)
                                              ===========   ===========   ===========    ===========    ===========    ===========
        Loss per share (basic and diluted)    $     (0.31)                $     (0.25)   $     (0.18)                  $     (0.27)
                                              ===========                 ===========    ===========                   ===========
        Shares used in per share computations   5,317,297                   5,317,297      5,271,635                     5,271,635
                                              ===========                 ===========    ===========                   ===========



(F1) To eliminate the results of operations of Deltco of Wisconsin, Inc. for the entire period.